REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made as of the 26th day of September, 2000, by and among Horizon PCS, Inc., a Delaware corporation ("Horizon"), and APOLLO INVESTMENT FUND IV, L.P., a Delaware limited partnership, APOLLO OVERSEAS PARTNERS IV, L.P., a Cayman Islands exempted limited partnership, and their affiliated assignees (collectively, the "APOLLO Purchasers") and certain other persons and entities whose names are set forth on the signature pages hereof (the Apollo Purchasers, such other persons and entities and any partnership or other entity to which any of the foregoing assigns any of its interests hereunder are individually a "HOLDER" and collectively "HOLDERS").

                                    RECITALS:

         WHEREAS, the Apollo Purchasers and such other persons and entities and Horizon have entered into that certain Securities Purchase Agreement (the "SECURITIES PURCHASE AGREEMENT") dated September 25, 2000 that provides for the purchase by the Holders of Units (by payment of cash or by conversion of debt) consisting of up to 10,252,239 shares of Horizon Series A Preferred Stock, par value $0.0001 per share and 15,834,998 shares of Series A-1 Preferred Stock, par value $0.0001 per share (as set forth in Schedule I thereto);

         NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties contained herein and of the mutual benefits to be derived herefrom, and intending to be legally bound, the parties hereto agree as follows:


                                    ARTICLE I

                              DEMAND REGISTRATIONS

     (a) Demand Requests and Notice Procedure. At any time (i) two (2) years after the date hereof, (ii) after such time as Horizon has completed an underwritten initial public offering of shares of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), as then in effect (or any comparable statement under any similar federal statute then in force or effect) ("IPO") or (iii) after such time as Horizon has completed a merger, consolidation, sale, transfer, lease or other conveyance of all or substantially all of the assets or other similar business combination transaction with a company listed on the New York Stock Exchange, the American Stock Exchange or The Nasdaq National Market, holders in the aggregate of at least a majority in interest of the Registrable Securities (the "REQUESTING HOLDERS") shall have the right to request in writing that Horizon effect a public offering of Registrable Securities (a "DEMAND REQUEST"). The Demand Request transmitted by the Requesting Holders shall (x) specify the number of Registrable Securities which each Requesting Holder intends to sell or dispose of and (y) state the intended method or methods by which the Requesting Holder intends to sell or dispose of such Registrable Securities. Upon receipt of a Demand Request pursuant to this Article I, Horizon shall:

               (i) give notice of such requested registration to all other Holders of Registrable Securities within ten days after such Demand Request and cause to be filed, within sixty (60) days of the date of delivery to Horizon of the Demand Request, a registration statement covering (subject to Article I(d)) Registrable Shares requested to be registered by the Requesting Holders and the shares covered by the other holders of Registrable Securities who request that their Registrable Securities be registered within 20 days after the mailing of the Company's notice, providing for the registration under the Securities Act of such Registrable Securities to the extent necessary to permit the disposition of such Registrable Securities so to be registered in accordance with the intended method of distribution specified in such Demand Request; and

               (ii) use its best efforts to have such registration statement declared effective by the Securities and Exchange Commission (the "SEC") as soon as practicable thereafter.

               (iii) subject to the Sprint Agreement (as defined herein), refrain from filing any other Registration Statements, other than pursuant to a Registration Statement on Form S-4 or S-8 (or similar or successor forms), with respect to any other securities of Horizon (i) if such Registration Statement is being filed in connection with a demand by the Holders for an underwritten public offering until such date that is the lesser of: (A) one hundred and eighty (180) days or
          (B) such lock up period, if any, required by the underwriters pursuant to an underwritten offering following effectiveness of the Registration Statement filed in response to the Demand Request or (ii) if such Registration Statement is being filed in connection with a demand by the Holders for a public offering that is not proposed to be underwritten until such date which is ninety (90) days following effectiveness of the Registration Statement filed in response to the Demand Request.

     "REGISTRABLE  SECURITIES"  for purposes of this Agreement means any and all
(a) shares of common stock of the Company ("COMMON STOCK") issued or issuable upon conversion of Series A Preferred Stock and Series A-1 Preferred Stock (collectively, the "PREFERRED STOCK"), (b) any other shares of Common Stock held by the Holders or their Affiliates, (c) any shares of Preferred Stock and (d) any shares of Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clauses (a) or (b) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Registrable Securities, such shares will cease to be Registrable Securities when they have (x) been effectively registered under the Securities Act and disposed of in accordance with a registration statement covering them, (y) been sold to the public pursuant to Rule 144 (or by similar provision under the Securities Act) or (z) become eligible for sale pursuant to Rule 144.



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

     "AFFILIATE" of any specified Person for purposes of this Agreement shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "CONTROL" with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

     "PERSON" for purposes of this Agreement shall include all natural persons, corporations, business trusts, associations, companies, partnerships, joint ventures and other entities and governments and agencies and political subdivisions.

     (b) Effective Registration Statement. A registration requested pursuant to a Demand Request shall not be deemed to have been effected unless a Registration Statement with respect thereto has become effective and remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement for the period of time required hereunder.

     (c) Selection of Underwriters. In the event that Horizon is required to file a registration statement covering any Registrable Securities pursuant to this Article I and the proposed offering is to be an underwritten public offering, the managing underwriter shall be one or more reputable investment banks selected by a majority in interest of the Requesting Holders and reasonably acceptable to Horizon, which consent shall not be unreasonably withheld, delayed or conditioned.

     (d) Priority for Demand Registration. If the managing underwriter of an underwritten public offering determines and advises in writing that the inclusion of all securities proposed to be included by Horizon and any other holders of the Company's securities in the underwritten public offering would adversely impact the offering of the Requesting Holder's Registrable Securities, then Horizon and other Holders of Registrable Securities shall not be permitted to include any securities in excess of the amount, if any, of securities which the managing underwriter of such underwritten public offering shall reasonably and in good faith agree in writing to include in such public offering in addition to the amount to be registered for the Requesting Holder(s). It is acknowledged by the parties hereto that pursuant to the foregoing provision, the securities to be included in a registration requested by the Requesting Holders pursuant to a Demand Request shall be allocated:

              (i) first, to the Holders of Registrable Securities who requested the registration;

              (ii)  second, to the other Holders of Registrable Securities;

              (iii) third, to Horizon; and

              (iv) fourth, to all other requesting securities to be included therein.



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

     (e) Limitation on Demand Registrations.

               (i) Horizon may delay making a filing of a registration statement or taking action in connection therewith by not more than sixty (60) days if Horizon, prior to the time it would otherwise have been required to file such registration statement or take such action pursuant to this Article I in connection with a Demand Request determines in good faith that the filing of such registration statement, in the reasonable judgment of Horizon, would be seriously detrimental to Horizon or would otherwise materially adversely affect a financing, acquisition, disposition, merger or other material transaction (a "VALID BUSINESS REASON"); provided, however, that such right to delay a Demand Request shall be exercised by Horizon not more than once in any twelve (12) month period and Horizon shall only have the right to delay a Demand Request so long as such Valid Business Reason exists.

               (ii) Horizon shall not be required to comply with more than (A) three (3) Demand Requests pursuant to this Article I. In addition, the Holders agree not to make a Demand Request until six (6) months after the effective date of a registration statement relating to a Demand Request.


                                   ARTICLE II

                             PIGGYBACK REGISTRATION

     (a) Right to Include Registrable Securities. Each time that Horizon proposes for any reason to register any of its Common Stock under the Securities Act (a "PROPOSED REGISTRATION"), other than pursuant to a registration statement on Form S-1 (solely in connection with Horizon's IPO), Form S-4 or Form S-8 (or similar or successor forms), Horizon shall promptly give written notice of such Proposed Registration to all of the Holders of Registrable Securities (which notice shall be given not less than thirty (30) days prior to the expected effective date of Horizon's registration statement) and shall offer such Holders the right to request inclusion of any of such Holder's Registrable Securities in the Proposed Registration. No registration pursuant to this Article II shall relieve Horizon of its obligation to register Registrable Securities pursuant to a Demand Request, as contemplated by Article I hereof.

     (b) Piggyback Procedure. Each Holder of Registrable Securities shall have twenty (20) days from the date of mailing of such notice to deliver to Horizon a written request specifying the number of Registrable Securities such Holder intends to sell. Any Holder shall have the right to withdraw such Holder's request for inclusion of such Holder's Registrable Securities in any registration statement pursuant to this Article II by giving written notice to Horizon of such withdrawal. Subject to subsection (d) below of this Article II, Horizon shall include in such registration statement all such Registrable


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

Securities so requested to be included therein; provided, however, that Horizon may at any time withdraw or cease proceeding with any such Proposed Registration if it shall at the same time withdraw or cease proceeding with the registration of all other shares of Common Stock originally proposed to be registered.

     (c) Selection of Underwriters. The managing underwriter for any Proposed Registration that involves an underwritten public offering shall be one or more reputable investment banks selected by Horizon.

     (d) Priority for Piggyback Registration. If the managing underwriter of an underwritten Public Offering determines and advises in writing that the inclusion of all Registrable Securities proposed to be included by the Holders of Registrable Securities in the underwritten public offering would adversely impact the offering of Horizon's securities, then the Holders of Registrable Securities shall not be permitted to include any Registrable Securities in excess of the amount, if any, of Registrable Securities which the managing underwriter of such underwritten public offering shall reasonably and in good faith agree in writing to include in such public offering in addition to the amount of securities to be registered for Horizon. It is acknowledged by the parties hereto that pursuant to the foregoing provision, the securities to be included in a registration initiated by Horizon shall be allocated:

               (i) first, to Horizon;

               (ii) second, to the Holders of Registrable Securities and holders of registration rights to be granted by Horizon to Sprint Spectrum L.P., pursuant to Addendum III to the Sprint PCS Management Agreement dated May 19, 2000, between the Company and Sprint Spectrum L.P. (the "SPRINT AGREEMENT"), pari passu, on a pro rata basis on the number of Registrable Securities requested to be included in the registration;

               (iii) third, to holders of registration rights granted other than pursuant to this Agreement and Sprint Agreement; and

               (iv) fourth, to all others requesting securities to be included therein.

     If as a result of the provision of this Article II, a Holder shall not be entitled to include all of its Registrable Securities in a registration that such Holder has requested to be so included, such Holder may withdraw such Holder's request to include Registrable Securities in such registration statement.

     (e) Underwritten Registration. In the event that the Proposed Registration by Horizon is, in a whole or in part, an underwritten public offering of securities of Horizon, any request under this Article II must specify that the Registrable Securities be included in the underwriting on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such registration.




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

                                   ARTICLE III

                            REGISTRATION ON FORM S-3

     At any time following an IPO, any Holder of Registrable Securities (the "INITIATING FORM S-3 HOLDER") may request that Horizon file a registration statement under the Securities Act on Form S-3 (or similar or successor form) covering the sale or other distribution of all or any portion of the Registrable Securities held by such Initiating Form S-3 Holder pursuant to Rule 415 under the Securities Act ("FORM S-3 DEMAND"), if (i) the reasonably anticipated aggregate gross proceeds would equal or exceed $2,000,000, and (ii) Horizon is a registrant qualified to use Form S-3 (or any similar or successor form) to register such Registrable Securities. If such conditions are met, Horizon shall use its best efforts to register under the Securities Act on Form S-3 (or any similar or successor form) at the earliest practicable date, for sale in accordance with the method of disposition specified in the Form S-3 Demand, the number of Registrable Securities specified in such Form S-3 Demand. Notwithstanding the foregoing, if Horizon shall furnish to the Initiating Form S-3 Holders a certificate signed by the Chief Executive Officer and Chief Financial Officer of Horizon stating that a Valid Business Reason exists, Horizon shall have the right to defer taking action with respect to such filing for a period of sixty (60) days after receipt of the Form S-3 Demand. Notwithstanding the foregoing, Horizon shall not be obligated to file more than one Form S-3 pursuant to this Article III in any given six month period.


                                   ARTICLE IV

                             REGISTRATION PROCEDURES

     Whenever the Holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, Horizon will use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto Horizon will as expeditiously as possible:

     (a) Prepare and file with the SEC a registration statement (the "REGISTRATION STATEMENT") on any form that qualifies, which Horizon shall deem appropriate and pursuant to which such offering may be made in accordance with the intended method of distribution with respect to such Registrable Securities and in the case of a registration pursuant to Article I, use its best efforts to cause such Registration Statement to become effective within seventy-five (75) days of the date that Horizon received a request for the registration of such Registrable Securities from the Holders in accordance with the terms of Article I;



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

     (b) Participation in Preparation. Provide any Holders participating, or electing to participate in an offering of Registrable Securities thereof (the "PARTICIPATING HOLDERS") of Registrable Securities, any underwriter participating in any disposition pursuant to a registration statement, and any attorney, accountant or other agent retained by any Participating Holder or underwriter (each an "INSPECTOR" and, collectively, the "INSPECTORS"), the opportunity to participate, including, but not limited to, reviewing, commenting on and attending all meetings in the preparation of such registration statement, each prospectus included therein or filed with the SEC and each amendment or supplement thereto;

     (c) Due Diligence. For a reasonable period prior to the filing of any registration statement pursuant to this Agreement, make available for inspection and copying by the Inspectors such financial and other information and books and records, pertinent corporate documents and properties of Horizon and its subsidiaries and cause the officers, directors, employees, counsel and independent certified public accountants of Horizon and its subsidiaries to respond to such inquiries and to supply all information reasonably requested by any such Inspector in connection with such registration statement, as shall be reasonably necessary, in the judgment of the respective counsel referred to in
Article IV(b), to conduct a reasonable investigation within the meaning of the Securities Act;

     (d) Promptly notify each Holder, the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold, (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to any such registration statement or any post-effective amendment, when the same has become effective, (B) of any comments (oral or written) by the SEC and by the blue sky or securities commissioner or regulator of any state with respect thereto or (C) of any request by the SEC for any amendments or supplements to such registration statement or the prospectus or for additional information, and in the case of a registration pursuant to Article I, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than ninety
(90) consecutive days, or such shorter period which will terminate upon the earlier to occur of that date when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the applicable prospectus delivery period) or the anniversary date hereof, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement; provided, that in no event shall Horizon be obligated to maintain the effectiveness of any registration statements filed hereunder for an aggregate period which exceeds two hundred seventy (270) days during any twelve month period; and

     (e) Furnish to each seller of  Registrable  Securities in  accordance  with
Section 11.1 hereof, such number of copies of such registration statement,  each


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

amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller; and

     (f) Use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions within the United States as the sellers or underwriters shall request, to keep such registration or qualification in effect for so long as the registration statement is in effect and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the Registrable Securities owned by such sellers (provided that Horizon will not be required to qualify generally to do business or file any general consent to service of process in any jurisdiction where it would not otherwise be required to qualify or file but for this subparagraph);

     (g) Use its best efforts to obtain all other approvals, covenants, exemptions or authorizations from such governmental agencies or authorities as may be necessary to enable the sellers of such Registrable Securities to consummate the disposition of such Registrable Securities; and

     (h) Promptly notify each seller of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and subject to Article I(d) hereof, prepare and file as soon as practicable (but in no event later than ten (10) business days following notice of the occurrence of such event to each seller of Registrable Securities in accordance with Section 11.1 hereof) with the SEC and promptly notify each Holder of Registrable Securities of the filing of, a supplement to such prospectus or an amendment to the registration statement so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made and in the case of an amendment to the registration statement, use reasonable best efforts to cause it to become effective as soon as possible;

     (i) Promptly notify in writing the Participating Holders, the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold of the issuance by the SEC of (A) any stop order issued or threatened to be issued by the SEC or (B) any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and Horizon agrees to use its reasonable best efforts to (x) prevent the issuance of any such stop order, and in the event of such issuance, to obtain the withdrawal of any such stop order and (y) obtain the withdrawal of any order suspending or preventing the use of any related


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

prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction at the earliest practicable date;

     (j) If  the  offering  is to be  underwritten,  enter  into  any  necessary
agreements  in  connection  therewith   (including  an  underwriting   agreement
containing customary representations, warranties and agreements);

     (k) Obtain a "cold comfort" letter from Horizon's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the managing underwriter may reasonably request;

     (l) Furnish, at the request of any underwriter of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration, an opinion, dated such date, of counsel representing Horizon for the purposes of such registration, addressed to the Holders, and the placement agent or sales agent, if any, thereof and the underwriters, if any, thereof, covering such legal matters with respect to the registration in respect of which such opinion is being given as such underw riter may reasonably request and as are customarily included in such opinions;

     (m) Use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and make available to its shareholders, as soon as reasonably practicable, but no later than eighteen (18) months after the effective date of any registration statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of such registration statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

     (n) Provide officers' certificates and other customary closing documents;

     (o) NASD. Cooperate with each Participating Holder and each underwriter participating in the disposition of such Registrable Securities and underwriters' counsel in connection with any filings required to be made with the NASD;

     (p) Cause appropriate officers as are requested by a managing underwriter to participate in a "road show" or similar marketing effort being conducted by such underwriter with respect to an underwritten public offering;

     (q) Cause all such Registrable Securities (other than the Preferred Stock) registered pursuant hereto to be listed on each securities exchange or other quotation service on which similar securities issued by Horizon are then listed or if none of Horizon's securities are so listed, then (other than the Preferred Stock), on any of The New York Stock Exchange, The American Stock Exchange or The Nasdaq National Market;

     (r) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;



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

     (s) Use its reasonable best efforts to take all other actions necessary to effect the registration of the Registrable Securities contemplated hereby.

     (t) Use its reasonable best efforts to assist a Holder in facilitating private sales of Registrable Securities by, among other things, providing officers' certificates and other customary closing documents.

                                    ARTICLE V

                              REGISTRATION EXPENSES

     All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications, including without limitation, blue sky, pursuant hereto, including (without limitation) all SEC, stock exchange, NASD and other registration, filing and qualification fees, printers' and accounting fees and fees and disbursements of counsel for Horizon, shall be borne by Horizon; provided, however, that Horizon shall not be required to pay for any expenses of any registration proceeding begun pursuant to the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all Participating Holders shall bear such expenses), unless all Holders agree to forfeit their right to one Demand Registration pursuant to Article I. Horizon shall also bear the fees, charges and disbursements of a single counsel to all of the Holders participating in any offering covered hereunder, not to exceed $25,000.00 in the aggregate.

                                   ARTICLE VI

              UNDERTAKINGS OF THE HOLDERS OF REGISTRABLE SECURITIES

     6.1 Suspension of Sales. If any Registrable Securities are included in a registration statement pursuant to the terms of this Agreement, the Holder thereof will not (until further notice delivered in accordance with Section 11.1 hereof) effect sales thereof after receipt of written notice from Horizon pursuant to Article IV(f) and delivered in accordance with Section 11.1 hereof of the occurrence of an event specified therein in order to permit Horizon to correct or update the registration statement or prospectus as set forth in this Agreement (such period not to exceed 60 days), as applicable; provided that the obligations of Horizon with respect to maintaining any registration statement current and effective shall be extended by a period of days equal to the period said suspension is in effect.

     6.2 Compliance. If any Registrable Securities are being registered in any registration pursuant to this Agreement, the Holder thereof will comply with all anti-stabilization, manipulation and similar provisions of Section 10 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and any rules promulgated thereunder by the SEC.

     6.3 Termination of Effectiveness. At the end of the period during which Horizon is obligated to keep a registration statement current and effective as described herein, each Holder of Registrable Securities included in the registration statement shall discontinue sales thereof pursuant to such registration statement, unless such Holder has received written notice from Horizon delivered in accordance with Section 11.1 hereof of its intention to continue the effectiveness of such registration statement with respect to any of such securities which remain unsold.

     6.4 Furnish Information. It shall be a condition precedent to the obligations of Horizon to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to Horizon such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall reasonably be required to effect the registration of such Holder's Registrable Securities or as shall otherwise reasonably be requested by Horizon, which request shall be delivered in accordance with Section 11.1 hereof; provided, however, that this shall not affect the rights of, or the obligations of Horizon under this Agreement to, any other Holder.


                                   ARTICLE VII

                           UNDERWRITTEN REGISTRATIONS

     No Holder of Registrable Securities may participate in any registration hereunder which is underwritten unless such Holder (i) agrees to sell such Holder's securities on the basis provided in any underwriting arrangements approved by the Holder or Holders entitled hereunder to approve such arrangements, and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements, "lock-up" agreements and other documents reasonably required under the terms of such underwriting arrangements, provided that no Holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to Horizon or the underwriters on account of the registration of shares owned by such Holder other than representations and warranties regarding such Holder and such Holder's intended method of distribution. Such Holders of Registrable Securities to be sold by such underwriters may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, Horizon to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders of Registrable Securities.

                                  ARTICLE VIII

                        ASSIGNMENT OF REGISTRATION RIGHTS

     The rights of a Holder of Registrable Securities set forth in this Agreement (including a Holder who received the Registrable Securities by an assignment permitted pursuant to this Agreement), including the right to cause Horizon to register Registrable Securities and pay the Registration Expenses, incurred in connection therewith, to the extent set forth herein, may be assigned by such Holder.


                                   ARTICLE IX

                                 INDEMNIFICATION

     9.1 Indemnification by Horizon. Horizon shall, notwithstanding termination of this Agreement indemnify and hold harmless, with respect to any registration statement filed by it, to the fullest extent permitted by law, each Holder of Registrable Securities covered by such registration statement, its officers, directors, employees, agents, affiliates and general or limited partners (and the directors, officers, employees, affiliates and agents thereof) and each other person, if any, who controls such Holder within the meaning of the Securities Act (collectively, the "HOLDER INDEMNIFIED PARTIES") against any and all losses, claims, damages, liabilities and expenses joint or several (including without limitation reasonable fees of counsel and any amounts paid in settlement effected with Horizon's consent, which consent shall not be unreasonably delayed or withheld) (collectively, "LOSSES") to which any such Holder Indemnified Party may become subject under the Securities Act, the Exchange Act, any other federal law, any state or common law, any rule or regulation promulgated thereunder or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) are resulting from or arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement in which such Registrable Securities were included as contemplated hereby or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if Horizon shall have filed with the SEC any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any violation by Horizon of the Securities Act, the Exchange Act, any other federal law, any state or common law, or any rule or regulation promulgated thereunder in connection with any such registration; and in each such case, Horizon shall reimburse each such Holder Indemnified Party for any reasonable legal or any other Losses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability, expense, action or proceeding (collectively a "CLAIM"); provided, however, that Horizon shall not be liable to any such Holder Indemnified Party in any such case to the extent that any such Claim (or action or proceeding, whether commenced or threatened, in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment thereof or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in strict conformity with written information furnished to Horizon by or on behalf of any such Holder Indemnified Party relating to such Holder Indemnified Party specifically stating that it is for use in the preparation thereof, and provided further, that Horizon shall not be liable to any such Holder Indemnified Party with respect to any preliminary prospectus to the extent that any such Losses of such Holder Indemnified Party results from the fact that such Holder Indemnified Party sold Registrable Securities to a person to whom there was not sent or given, at or before the written confirmation of such sale, a copy of the prospectus (excluding documents incorporated by reference) or of the prospectus as then amended or supplemented (excluding documents incorporated by reference) if Horizon has previously furnished copies thereof to such Holder Indemnified Party in compliance with this Agreement and the Losses of such Holder Indemnified Party results from an untrue statement or omission of a material fact contained in such preliminary prospectus which was corrected in the prospectus (or the prospectus as then amended or supplemented). Such indemnity and reimbursement of expenses and obligations shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Parties and shall survive the transfer of such securities by such Holder Indemnified Parties. In connection with an underwritten offering, Horizon shall indemnify such underwriters, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

     9.2 Indemnification by Holders. Each Holder of Registrable Securities participating in any registration hereunder shall severally, and not jointly, indemnify and hold harmless, to the fullest extent permitted by law, Horizon, its directors, officers, employees, Affiliates and agents, and each Person who controls Horizon (within the meaning of the Securities Act) (collectively, "HORIZON INDEMNIFIED PARTIES") to the same extent as the foregoing indemnity from Horizon to the Holders as set forth in Section 9.1 (subject to the exceptions set forth in the foregoing indemnity, the proviso to this sentence and applicable law), but only with respect to any such information furnished in writing by such Holder for use therein; provided, however, that the liability of any Holder under this Section 9.2 shall be limited to the amount of the net proceeds received by such Holder in the offering giving rise to such liability. Such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of Horizon Indemnified Parties (except as provided above) and shall survive the transfer of such securities by such Holder.

     9.3 Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under Section 9.1 or 9.2 above of written notice delivered in accordance with Section 11.1 hereof of the commencement of any action, suit, proceeding, investigation or threat thereof with respect to which a claim for indemnification may be made pursuant to this Section, such indemnified party shall, if a claim in respect thereto is to be made against an indemnifying party, promptly give written notice delivered in accordance with Section 11.1 hereof to the indemnifying party of the threat or commencement thereof, provided, however, that the failure to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party except to the extent that the indemnifying party is actually prejudiced by such failure to give notice in accordance with Section 11.1 hereof. If any such claim or action referred to under Section 9.1 or 9.2 above is brought against any indemnified party and it then notifies the indemnifying party of the threat or commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party). After notice delivered in accordance with Section 11.1 hereof from the indemnifying party to such indemnified party of its election so to assume the defense of any such claim or action, the indemnifying party shall not be liable to such indemnified party under this Article IX for any legal expenses of counsel or any other expenses (other than reasonable costs of investigation) subsequently incurred by such indemnified party in connection with the defense thereof, unless the indemnifying party has failed to assume the defense of such claim or action or to employ counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The indemnifying party shall not be required to indemnify the indemnified party with respect to any amounts paid in settlement of any action, proceeding or investigation entered into without the written consent of the indemnifying party, which consent shall not be unreasonably delayed or withheld. No indemnifying party shall consent to the entry of any judgment or enter into any settlement without the consent of the indemnified party unless (i) such judgment or settlement does not impose any obligation or liability upon the indemnified party other than the execution, delivery or approval thereof, and (ii) such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a full release and discharge from all liability in respect of such claim and a full release of all persons that may be entitled to or obligated to provide indemnification or contribution under this Article.

     The obligations of Horizon and the Holders of Registrable Securities under this Article VIII shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement and the termination of this Agreement.

     9.4 Contribution. If the indemnification provided for in this Article IX is unavailable to or insufficient to hold harmless an indemnified party under
Section 9.1 or 9.2, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the Losses (or actions or proceedings in respect thereof) referred to in Section 9.1 or 9.2 in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements, omissions, actions or inactions which resulted in such losses, claims, damages, liabilities or expenses. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party, any action or inaction by any such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, omission, action or inaction; provided, however, that the liability of any Holder under this Section 9.4 shall be limited to the amount of net proceeds received by such Holder in the offering giving rise to such liability. The amount paid or payable by an indemnified party as a result of the Losses (or actions or proceedings in respect thereof) pursuant to this Section 11.1 shall be deemed to include any reasonable legal or other expenses incurred by such indemnified party in connection with investigating or defending any such action or claim (which shall be limited as provided in Section 9.3 if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this Section 9.4. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an indemnified party under this Section 9.4 of written notice delivered in accordance with Section
9.4 hereof of the commencement of any action, suit, proceeding, investigation or threat thereof with respect to which a claim for contribution may be made against an indemnifying party under this Section 9.4, such indemnified party shall, if a claim for contribution in respect thereto is to be made against an indemnifying party, give written notice in accordance with Section 9.1 hereof to the indemnifying party of the commencement thereof (if the notice specified in Section 9.3 has not been given with respect to such action), provided, however, that the failure to so notify the indemnifying party shall not relieve it from any obligation to provide contribution which it may have to any indemnified party under this Section 9.4, except to the extent that the indemnifying party is actually prejudiced by the failure to give notice in accordance with Section
11.1 hereof. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9.4 were determined by pro rata allocation or by any other method of allocation which does not take account of equitable considerations referred to in this Section 9.4.

     If indemnification is available under this Article IX, the indemnifying parties shall indemnify each indemnified party to the fullest extent provided in Sections 9.1 and 9.2 hereof, without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 9.4. The provisions of this Section 9.4 shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract, shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party, and shall survive the transfer of securities by any such party; provided that any indemnification of similar scope entered into pursuant to an underwriting agreement in connection with an offering contemplated herein shall supersede this Article IX.

     9.5 Indemnification and Contribution of Underwriters. In connection with any underwritten offering contemplated by this Agreement which includes Registrable Securities, Horizon and all Holders of Registrable Securities included in any registration statement shall agree to customary provisions for indemnification and contribution (consistent with the other provisions of this Article IX) in respect of losses, claims, damages, liabilities and expenses of the underwriters of such offering.


                                    ARTICLE X

                           RULE 144; OTHER EXEMPTIONS

     With a view to making available to the Holders the benefits of Rule 144 and 144A promulgated under the Securities Act and other rules and regulations of the SEC that may at any time permit a Holder to sell securities of Horizon to the public without registration, Horizon covenants that it shall (i) file in at timely manner all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder and (ii) take such further action as each Holder may reasonably request (including, but not limited to, providing any information necessary to comply with Rules 144 and 144A, if available with respect to resales of the Registrable Securities, under the Securities Act) at any time after the date which is ninety (90) days following an IPO, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (x) Rule 144 or Rule 144A (if available with respect to resales of the Registrable Securities) under the Securities Act, as such rules may be amended from time to time or (y) any other rules or regulations now existing or hereafter adopted by the SEC.


                                   ARTICLE XI

                                  MISCELLANEOUS

     11.1 Notices. All notices, requests and other communications hereunder shall be in writing and will be deemed to have been duly given and received by any party hereto and any permitted transferees thereof (i) when personally delivered to the appropriate Notice Person (as defined below), (ii) when sent by telefax to the appropriate Notice Person at the number listed below for such Notice Person, (iii) two (2) business days after the day on which the same has been delivered prepaid to an international courier service for delivery to the appropriate Notice Person, or (iv) five (5) business days after the deposit in the United States mail, registered or certified, return receipt requested, postage prepaid, for delivery to the appropriate Notice Person, in each case addressed to the following addresses:

               (i) If to Horizon:

                           HORIZON PCS, INC.
                           68 East Main Street
                           Chillicothe, Ohio  45601
                           Attention:  William McKell
                           Fax: (740) 993-8289

                           with a copy to:

                           Arnall Golden & Gregory, LLP
                           2800 One Atlantic Center
                           1201 West Peachtree Street
                           Atlanta, Georgia  30309-3450
                           Attention:  Donald I. Hackney, Jr.
                           Fax: (404) 873-8639

               (ii) If to Apollo Purchasers:

                           Apollo Investment Fund IV, L.P.
                           c/o Apollo Management IV, L.P.
                           1301 Avenue of the Americas
                           38th Floor
                           New York, New York  10019
                           Attention: Robert Katz
                           Fax: (212) 515-3263

                           with copies to:

                           Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                           1333 New Hampshire Avenue, N.W.
                           Washington, D.C.  20036
                           Attention: Bruce S. Mendelsohn
                           Fax: (202) 887-4288

                           And to:

                           Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                           590 Madison Avenue
                           New York, New York  10022
                           Attention: Stephen Older
                           Fax: (212) 872-1002

               (iii) If to the other Holders or entities party to this Agreement, at the address specified on its respective signature page hereof.

Horizon or any Holder (collectively, the "NOTICE PERSONS") from time to time may change its or his or her address, telefax number or other information for the purpose of notices to the specified parties by giving notice specifying such change to the other Notice Persons.

     11.2 Market Stand-Off" Agreement. Each Holder hereby agrees that, during the period of duration (up to, but not exceeding, 180 days) specified by an underwriter of common stock or other securities of Horizon, following the date of the final prospectus distributed in connection with any registration statement of Horizon filed under the Securities Act with respect to an underwritten offering, it shall not, to the extent requested by such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of Horizon held by it at any time during such period except common stock included in such registration; provided, however, that Horizon shall utilize its reasonable best efforts to ensure that all officers and directors of Horizon (other than HT (as defined herein) and members of the McKell Family who shall have previously executed a lock-up agreement), all ten percent security holders, and all other persons with registration rights granted subsequent to the date hereof enter into similar agreements and provided further that if the Company or any other holder of securities of the Company who own more than one percent (1%) of the Common Stock on an "as-converted" basis shall be subject to a shorter lock-up period, the lock-up period shall be such shorter period for the Holder. The Company hereby agrees that, during the period of duration (up to, but not exceeding, 180 days) specified by an underwriter of common stock or other securities of Horizon, following the date of the final prospectus distributed in connection with any registration statement of Horizon filed under the Securities Act with respect to an underwritten offering, it shall not and shall cause Horizon Telcom, Inc., a Delaware corporation ("HT"), and the members of the McKell Family to not, to the extent requested by such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of Horizon held by it at any time during such period except common stock included in such registration.

     In order to enforce the foregoing covenant, Horizon may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period, and each Holder agrees that, if so requested, such Holder will execute an agreement in the form provided by the underwriter containing terms which are essentially consistent with the provisions of this Section 11.2.

     Notwithstanding  the foregoing,  the obligations  described in this Section
11.2 shall not apply to a registration relating solely to employee benefit plans on Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future. "MCKELL FAMILY" for purposes of this Agreement means direct descendants of William Scott McKell, current spouses of such persons, and trusts or family limited partnerships of which such persons are either grantors or beneficiaries.

     11.3 Rights of Holders. Each Holder of Registrable Securities shall have the absolute right to exercise or refrain from exercising any right or rights that such Holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such Holder shall not incur any liability to any other Holder of any securities of Horizon as a result of exercising or refraining from exercising any such right or rights.

     11.4 Assignment. Subject to and without limiting the provisions of Article VIII hereof, neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other parties hereto and any attempt to do so will be void. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of, and is enforceable by the parties hereto and their respective successors and permitted assigns.

     11.5 Waiver. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

     11.6 Amendment. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by Horizon and Holders of a majority in interest of the outstanding Registrable Securities.

     11.7 Remedies. Each party hereto will be entitled to enforce any right granted to such party by any provision of this Agreement specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

     11.8 Entire Agreement. This Agreement supersedes all prior discussions and agreements among the parties hereto with respect to the subject matter hereof and contains the sole and entire agreement among the parties hereto with respect to the subject matter hereof.

     11.9 Captions. The captions used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

     11.10 Exhibits and Schedules. All exhibits and schedules, if any, referred to in this Agreement, all attachments to such exhibits or schedules, and any other attachment to this Agreement are hereby incorporated by reference into this Agreement and hereby are made a part of this Agreement as if set out in full herein.

     11.11 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

     11.12 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

     11.13 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, it being intended and understood that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law.

     11.14 No Third Party Beneficiary. This Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

     11.15 No more Favorable or Inconsistent Agreement; Other Registration Rights. Horizon represents and warrants that it has not granted registration rights and agrees that, from and after the date of this Agreement, it shall not, without the prior written consent of the Holders of at least a majority of the then outstanding Registrable Securities, enter into any agreement (or any amendment or waiver of the provisions of any agreement) with any holder or prospective holder of any securities of Horizon giving such holder or prospective holder any registration rights, the terms of which in terms of piggyback inclusion priority are more favorable than the registration rights granted to the Holders hereunder.



                           [signature pages to follow]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                           HORIZON PCS, INC., a Delaware corporation


                           By:    /s/ William A. McKell
                                 ------------------------------------------

                           Name:  William A. McKell
                                 ------------------------------------------

                           Title: President
                                 ------------------------------------------

                           APOLLO INVESTMENT FUND IV, L.P.,
                           a Delaware limited partnership

                           By:      Apollo Advisors IV, L.P.
                                    Its General Partner

                           By:      Apollo Capital Management IV, Inc.
                                    Its General Partner


                           By:   /s/ Robert Katz
                                 ------------------------------------------
                                 Name: Robert Katz
                                 Title:   Vice President



                           APOLLO OVERSEAS PARTNERS IV, L.P.,
                           a Cayman Islands exempted limited partnership

                           By:      Apollo Advisors IV, L.P.
                                    Its Managing General Partner

                           By:      Apollo Capital Management IV, Inc.
                                    Its General Partner


                           By:   /s/ Robert Katz
                                 ------------------------------------------
                                 Name: Robert Katz
                                 Title:   Vice President

                           ARES LEVERAGED INVESTMENT FUND, L.P.,
                           a Delaware limited partnership

                           By:      Ares Management, L.P.
                                    Its General Partner


                           By:    /s/ Eric Beckman
                                 ------------------------------------------

                           Name:  Eric Beckman
                                 ------------------------------------------

                           Title: Vice President
                                 ------------------------------------------


                           Address for Notices:

                           Ares Leveraged Investment Fund, L.P.
                           c/o Ares Management, L.P.
                           1999 Avenue of the Stars, Suite 1900
                           Los Angeles, California  90067
                           Attention: Eric Beckman
                           Fax: (310) 201-4170

                           ARES LEVERAGED INVESTMENT FUND II, L.P., a Delaware limited partnership

                           By:      Ares Management II, L.P.
                                    Its General Partner


                           By:    /s/ Eric Beckman
                                 ------------------------------------------

                           Name:  Eric Beckman
                                 ------------------------------------------

                           Title: Vice President
                                 ------------------------------------------


                           Address for Notices:

                           Ares Leveraged Investment Fund II, L.P.
                           c/o Ares Management II, L.P.
                           1999 Avenue of the Stars, Suite 1900
                           Los Angeles, California  90067
                           Attention: Eric Beckman
                           Fax: (310) 201-4170

                           FIRST UNION INVESTORS, INC.,
                           a North Carolina corporation


                           By:    /s/ Pearce Landry
                                 ------------------------------------------

                           Name:  Pearce Landry
                                 ------------------------------------------

                           Title: Vice President
                                 ------------------------------------------


                           Address for Notices:

                           First Union Investors, Inc.
                           One First Union Center
                           301 South College Street
                           5th Floor
                           Charlotte, North Carolina 28288
                           Attention: John Burlingame
                           Fax: (704) 374-3300

                           with a copy to:

                           Moore & Van Allen PLLC
                           100 North Tyron Street, Floor 47
                           Charlotte, NC 28202
                           Attention: John S. Chinuntdet
                           Fax: (704) 378-1950